税務局
印花税署
香港九龍啟德協調道5號稅務中心1樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
1/F, Inland Revenue Centre, 5 Concorde Road,
Kai Tak, Kowloon, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位
This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp
(此證明書必須夾附於下列文書上，作為已加蓋印花的證明。This certificate must be attached to the instrument shown below as evidence of stamping.)

HONG KONG
印花 香港
$228
STAMP DUTY PAID

文書編號 Instrument Ref. No.:	1-25-255222-0-0-2
文書性質 Nature of Instrument:	租約 Lease
文書簽立日期 Date of Instrument:	10/10/2024 (日 Day / 月 Month / 年 Year)
每月租金 Monthly Rent:	$3,800.00
年期 Term (如適用 If applicable):	由 From: 01/08/2024 至 To: 31/07/2026
物業地址 Property Address:	Flat/Rm. 52 B/F HOUSTON CENTRE 63 MODY ROAD TSIM SHA TSUI EAST KL
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) CHANG YUAN CHUNG GEORGE **租客 Tenant(s):** (1) 88M GLOBAL LIMITED

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 25-1-0394787-8
加蓋印花日期 Date of Stamping	: 10/10/2024 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $228.00
付款方式 Payment Method	:電子付款/現金 Electronic Payment / Cash

印花稅署署長 陳施維
CHAN Sze-wai, Benjamin
Collector of Stamp Revenue

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping

Tenancy Agreement
租　　約

An Agreement made the day **September** of **2024** between the Landlord and the Tenant as more particularly described in Schedule I.
此合約由業主及租客(雙方資料詳列於附表一)於 **2024** 年 **9** 月 日 訂立.

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows : -
業主及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款 : -

1. The Tenant shall pay to the Landlord the Rent in advance on the 1st day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent after 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
租客須在租期內每個月份 1 號上期繳付指定的租金予業主。倘租客於應繳租金之日的七天後仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意前不得對該物業作任何改動及/或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓，轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權予任何其他人等。此租約權益將為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須在遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的水費、電費、煤氣費、電話費及其他類似的雜費等。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租約期滿或終止時將物業在同樣的維修狀態下交吉回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 10 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant here under or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

租客須交予業主保証金(金額如附表一所列)作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準)十天內無息退還該保証金予租客。但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天(無論有否以法律行動追討)或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立即被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修該物業內各主要結構部分(包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Tenant shall pay to the Landlord on demand all reasonable costs incurred by the Landlord in cleansing or clearing any of the drains, pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee, agent or licensee of the Tenant.
如租客或其他僱員或獲授權人士不適當使用而引致任何喉、渠、排污系統淤塞，在業主要求下租客應向業主支付合理之通渠費用。

11. The Tenant shall take all reasonable precautions to protect the interior of the said premises including all doors and windows against damage by storm or typhoon or the like.
租客應盡可能小心保護物業免受颱風暴雨損害包括所有門窗在內。

12. The Tenant shall not keep or store or cause or permit or suffer to be kept or stored any arms ammunitions gun-power or other explosive or combustible substances or hazardous goods in the said premises.
租客不得在物業內儲存或收藏任何違禁政府法例之物品，舉凡軍械火葯汽油或任何爆炸性之危險物品。

13. The Tenant shall not use the said premises for any illegal or immoral purposes.
租客不得將物業作為任何不道德或違法之用途。

14. The Tenant shall not do anything which may render the policy of insurance of the said premises and/or the said building against damage by fire and other risks and perils void or voidable or which may render the premium for such insurance liable to increase.
租客不可做任何可以令物業及所在大廈之火險或其他災難保險失效或引致保費提高之事情。

15. The Tenant shall be wholly responsible for and to indemnify the Landlord against any proceedings actions claims or demands whatsoever by any person for any loss, damage or injury caused to any person whomsoever or any property whatsoever whether directly or indirectly through the defective or damaged condition of any part of the interior of the said premises or any fittings, fixtures or wiring therein for the repair of which the Tenant is responsible hereunder.
租客負責維修物業內部裝置傢俱電線等。如因內部裝置損壞而直接或間接引致其他人仕傷亡或財物受損，租客須對業主可能面對之任何索償負上全部責任。

16. It is hereby declared that no construction or key money or any other consideration has been paid or given to the Landlord by the Tenant for the grant of the said terms.
在此聲明租客並無付與業主任何建築費，批期費或任何類似之酬勞費。

17. The Landlord shall during the last month of the said term have the right on reasonable notice to the Tenant to show the premises or any part thereof during usual office hours to the Landlord's intended or prospective Tenants or Lessees.
當合約終止前壹個月，業主給與租客合理時間通知後，租客亦應准許獲業主授權人士在日間合理之時間內進入該樓視察。

18. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

19. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責屬此合約一式兩份的印花稅一半費用。

20. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款 (如有的話)。

21. If there is any conflict between the English version and the Chinese version in this Agreement, the Chinese version shall prevail.
此合約內的英文文本與中文文本存有差異時，將以中文文本為準。

Received the Security Deposit of
HK$8,000.00 by the Landlord
業主收到租客所交的保証金
港幣$8,000.00

CHANG YUAN CHUNG GEORGE
HKID No : D490748(6)

Received ____ key(s) of the Premises
by the Tenant
租客接收業主所交屬該物業的鎖匙
共____條

88M GLOBAL LIMITED
Signed By :
BR No : 72060292

Confirmed and Accepted all the terms and conditions
contained herein by the Landlord.
業主確認及接受這合約內所有條款的約束 :

CHANG YUAN CHUNG GEORGE
HKID No : D490748(6)

Confirmed and Accepted all the terms and conditions
contained herein by the Tenant
租客確認及接受這合約內所有條款的約束 :

88M GLOBAL LIMITED
Signed By :
BR No : 72060292

Schedule I
附表一

The Premises 物業	:	**Unit 52 on Basement Floor, Houston Centre, 63 Mody Road, Kowloon.**
The Landlord 業主	:	**CHANG YUAN CHUNG GEORGE** (HKID No : D490748(6)) Unit 80-81, 1/F, Houston Centre, 63 Mody Road, Kowloon.
The Tenant 租客	:	**88M GLOBAL LMITED** (BR. No : 72060292) Unit B, 8/F, Queens Centre, 58-64 Queen's Road East, Wanchai, HK.
Term 租期	:	From **01 August 2024** to **31 July 2026** (both days inclusive) 由 **2024** 年 **8** 月 **01** 日 至 **2026** 年 **7** 月 **31** 日 (包括首尾兩天)
Rent 租金	:	**HK$3,800.00** per month payable monthly in advance. (Management fee, air-conditioning charges & government rates to be payable by the Landlord) 每月為港幣 **HK$3,800.00** 以上期形式每月支付 (冷氣管理費及差餉由業主支付)
Security Deposit 保証金	:	**HK$8,000.00** (Equivalent to 2 months' rent) **港幣 8,000.00** (相等於二個月租金)

Schedule II 附表二

1 **User 用途**
The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for commercial purpose only. 租客除將該物業作商業用途外，不可將該物業或其任何部分作其他用途 。

2 **Miscellaneous Payments 雜項費用**
2.1 The Landlord shall be responsible for the following payments payable in respect of the Premises during the Term:- 業主在租期內負責下列費用：
a) Management Fee & Air-Conditioning Charges 管理費 及 冷氣費
b) Government Rates 差餉

3 **Rent Free Period 免租期**
NIL

4 **Remarks 備註:**
a) The Premises shall hand over to the Tenant in "as is" condition.
該物業是以現狀租予租客.
b) The fan coil units inside the Premises shall be hand over in good condition.
業主確保單位內之冷氣系統運作良好.
c) After the Landlord handover the key of the said premise to the Tenant on 1 August 2024, both parties shall agree to observe and perform the terms and conditions from this Formal Tenancy Agreement till the expiry of this Tenancy.
業主於交鎖匙予租客當日起(即 2024 年 8 月 1 日), 雙方需同意遵守履行所有此租約的所有條款至租約期滿。
d) Unit 52, Basement, Houston Centre, 63 Mody Road, Kowloon is leased to Tenant (Jupica Limited) in connection to another Unit 41, Basement, Houston Centre, 63 Mody Road, Kowloon leased to Tenant (88M Global Limited), both landlord and the tenants of each tenancy should execute and observe the terms and condtions as herein contained in each tenancy and both tenancies should be terminated at the same time upon expiry or sooner determination.
此租約(九龍麼地道 63 號好時中心地庫 52 室)租予(88M Global Limited) 連同另一租約(九龍麼地道 63 號好時中心地庫 41 室)租予(88M Global Limited)一拼租出, 業主及各租客需履行各租約內之內容及條款及此兩個單位租約須同時終止。
e) Please arrange the rental to be paid on or before 1st day of every calendar month to the following Landlord's Bank Account :
Bank Name 銀行 :
Bank Account no 戶口號碼 : CHANG YUAN CHUNG GEORGE
Bank Account Name 戶口名稱 :

5 **Break Clause 退租權**

Notwithstanding anything to the contrary hereinbefore contained, the Landlord or the Tenant shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than **1** months' written notice to the other party at any time after the date 1 August 2025. (i.e. the Lease for the Premises should be at least (13) months.). Both parties shall executive this break clause together in the same manner at the same time with the break clause of the Tenancy of Unit 41 on Basement, Houston Centre, 63 Mody Road, Kowloon.

儘管與前文不符，業主或租客可於 2025 年 8 月 01 日或以後給予對方不少於 1 個月的書面通知提早解除此租約 (即最少要租用該物業 13 個月)。唯此條款須與另一租約(九龍麼地道 63 號好時中心地庫 41 室)之退租權條款同時一拼執行。